Exhibit 16
DRIEHAUS MUTUAL FUNDS
POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Mary H. Weiss and Michelle L. Cahoon, and either of them, his true and lawful attorneys and agents in his name, with full power of substitution and resubstitution, place and stead to execute for and on his behalf any and all filings and amendments to a Registration Statement of Driehaus Mutual Funds, a Delaware statutory trust (the “Trust”), on Form N-14 and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and either of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and either of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorney and agent hereunder, provided that this Power of Attorney is ratified to be effective by the undersigned with respect to each filing of such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two had acted together.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 6th day of April, 2009.

Signature	Title	Date

/s/ Francis J. Harmon	Trustee	April 6, 2009
Francis J. Harmon

DRIEHAUS MUTUAL FUNDS

POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Mary H. Weiss and Michelle L. Cahoon, and either of them, his true and lawful attorneys and agents in his name, with full power of substitution and resubstitution, place and stead to execute for and on his behalf any and all filings and amendments to a Registration Statement of Driehaus Mutual Funds, a Delaware statutory trust (the “Trust”), on Form N-14 and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and either of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and either of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorney and agent hereunder, provided that this Power of Attorney is ratified to be effective by the undersigned with respect to each filing of such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two had acted together.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 6th day of April, 2009.

Signature	Title	Date

/s/ A.R. Umans	Trustee	April 6, 2009
A.R. Umans

DRIEHAUS MUTUAL FUNDS

POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Mary H. Weiss and Michelle L. Cahoon, and either of them, his true and lawful attorneys and agents in his name, with full power of substitution and resubstitution, place and stead to execute for and on his behalf any and all filings and amendments to a Registration Statement of Driehaus Mutual Funds, a Delaware statutory trust (the “Trust”), on Form N-14 and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and either of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and either of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorney and agent hereunder, provided that this Power of Attorney is ratified to be effective by the undersigned with respect to each filing of such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two had acted together.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 6th day of April, 2009.

Signature	Title	Date

/s/ Daniel F. Zemanek	Trustee	April 6, 2009
Daniel F. Zemanek